                                                                    EXHIBIT 10.3

                             AMENDMENT TO MORTGAGE
                             ---------------------

                                   RECITALS
                                   --------

        1. E. David Corvese and Nancy P. Corvese, husband and wife, of 839-C Ministerial Road, South Kingstown, Rhode Island 02879, (the "Borrower") granted to Pro-Mark Holdings, Inc., a Delaware corporation with an address at 33 North Road, Peacedale, Rhode Island 02879 (the "Lender") a mortgage of that certain lot or parcel of land, together with all buildings and improvements thereon, commonly known and numbered as 839-C Ministerial Road, South Kingstown, Rhode Island and more fully described on Exhibit A (the "Mortgage"); and
                                   ---------

        2. The Mortgage was dated September 9, 1994 and was recorded in the Records of Land Evidence of the Town of South Kingstown on September 12, 1994 at 15:06:46 p.m.; and

        3. The Mortgage was given to secure the payment of a certain promissory note in the amount of $975,000.00, dated June 15, 1994, given by the Borrower to the Lender (the "Note"); and

        4. Contemporaneously herewith, the Borrower and the Lender have amended the Note to increase the interest rate on the unpaid principal balance and to extend the term from June 15, 1997 to June 15, 2000; and

        5. The Borrower and the Lender desire to amend the Mortgage to extend the term to correspond to the term of the Note.

                                   AMENDMENT
                                   ---------

        Now therefore in consideration of the increase in the interest rate under the Note, the Borrower and the Lender hereby agree to amend the Mortgage as follows:

        1. The fifth sentence of paragraph one of the Mortgage is amended to read: "This debt is evidenced by Borrower's note dated June 15, 1994, in the principal sum of Nine Hundred Seventy-Five Thousand Dollars (U.S.
$975,000.00)("Note"), which provides for monthly payments, with the full debt, if not paid earlier, due and payable on June 15, 2000."

        In witness whereof, the Borrower and the Lender have signed and delivered this Amendment as of the 15th day of June, 1997.
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Pro-Mark Holdings, Inc.                               /s/ E. David Corvese
                                                      --------------------------
                                                      E. David Corvese
By /s/ Steven Dias
  -----------------------------
                                                      /s/ Nancy P. Corvese
                                                      --------------------------
                                                      Nancy P. Corvese



STATE OF RHODE ISLAND
WASHINGTON COUNTY SS:

      In South Kingstown, on this 11th day of August, 1997, before me personally appeared E. David Corvese and Nancy P. Corvese, each and both known to me to be the persons executing the foregoing Amendment to Mortgage and each acknowledged said execution to be his or her free act and deed.

                                            /s/ Sen. Leo R. Blaise
                                            ------------------------------
                                            Notary Public
                                            My Commission Expires:



STATE OF RHODE ISLAND
WASHINGTON COUNTY SS:


      In South Kingstown, on this 11th day of August, 1997 before me personally appeared Steven Dias, the Chief Financial Officer of Pro-Mark Holdings, Inc., known to me to be the person executing the foregoing Amendment to Mortgage on behalf of said corporation and he acknowledged said execution to be his free act and deed and the free act and deed of said corporation.


                                            /s/ Dawn Rousseau
                                            ------------------------------
                                            Notary Public
                                            My Commission Expires: July 15, 1998